SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549


                         FORM 8-K

                  CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 30,
1997


   AMERICAN GENERAL FINANCE CORPORATION
      (Exact Name of Registrant as Specified in Charter)



Indiana                  1-6155                   35-0416090
(State or Other      (Commission File   (IRS Employer
Jurisdiction of        Number)                Identification
Incorporation)                                      No.)


          601 N.W. Second Street,Evansville, IN 47708
      (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:
(812) 424-8031



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Item 5.    Other Events.

 On July 30, 1997, American General Finance Corporation (the
"Company") issued an Earnings Release announcing certain unaudited financial results of the Company for the three- and six-month periods ended June 30, 1997.

Item 7.    Financial Statements, Pro Forma Financial
               Information and Exhibits.

(c) Exhibits. The following Exhibit is filed as part of this Report:

      Exhibit
      Number     Description

         99        Earnings Release issued by American General
                     Finance Corporation on July 30, 1997
                     regarding certain of its unaudited
                     financial results for the three- and
                     six-month periods ended June 30, 1997.

PAGE

                         SIGNATURE


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                     AMERICAN GENERAL FINANCE CORPORATION



Dated:   July 30, 1997     By:  /s/ GEORGE W. SCHMIDT
                                              George W. Schmidt
                                              Controller and Assistant
                                              Secretary




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
                       EXHIBIT INDEX



Exhibit
Number    Description

99        Earnings Release issued by American
            General Finance Corporation on July 30,
            1997 regarding certain of its unaudited
            financial results for the three- and
            six-month periods ended June 30, 1997.
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